UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

   Date of report (Date of earliest event reported): DECEMBER 21, 2005
                                                     -----------------

                                HEMOBIOTECH, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)

             000-51334                              33-0995817
             ---------                              ----------
       (Commission File Number)       (IRS Employer Identification No.)

                        14221 DALLAS PARKWAY, SUITE 1500
                               DALLAS, TEXAS 75254
                               -------------------
                    (Address of Principal Executive Offices)

                                 (214 540-8411)
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         --------

Exhibit No.       Description
-----------       -----------

99.1              Press Release of Hemobiotech, Inc., dated December 21, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEMOBIOTECH, INC.


                                           By: /s/Mark Rosenblum
                                           -------------------------------------
                                           Mark Rosenblum
                                           Chief Financial Officer and Secretary

Dated: December 21, 2005

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99.1              Press Release of Hemobiotech, Inc., dated December 21, 2005.